                                                                    EXHIBIT 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.




October 16, 2001

__________ shares                                           Warrant No. 2001B-__



                             LEVEL 8 SYSTEMS, INC.
                            STOCK PURCHASE WARRANT

Registered Owner: ________________

     This certifies that, for value received, Level 8 Systems, Inc., a Delaware corporation, the ("Company") grants the following rights to the Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (as defined in Section 5) to the Company, the Company, within three (3) Business Days of the date thereof, shall issue to the Registered Owner, or assigns, up to the number of shares specified in Section 2 of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant (the "Warrant Shares") is _____________ shares, subject
                               --------------
to adjustment from time to time as set forth in Section 6. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, and shall not have any legend or restrictions on resale, except as required by Section 3.2(b) of the Purchase Agreement.

     3. Exercise Price. The initial per share exercise price of this Warrant, representing the price per share at which the shares of stock issuable upon exercise of this Warrant may be purchased, is One Dollar and Seventy-Seven Cents ($1.77) (the "Exercise Price").
              --------------

     4. Exercise Period. This Warrant may be exercised from the Closing Date (as defined in the Exchange Agreement) up to and including October 16, 2005 (the "Exercise Period"). If not exercised in compliance with Section 5 during this
 ---------------
period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     5.   Tender; Issuance of Certificates.

          a. This Warrant may be exercised, in whole or in part, by (i) actual delivery of (a) the Exercise Price in cash, (b) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A,
                                                                   ---------
     properly executed by the Registered Owner, or assigns, of this Warrant, and
     (c) by surrender of this Warrant, or (ii) if the resale of the Warrant Shares by the Registered Owner is not then registered pursuant to an effective registration statement under the Securities Act, delivery to the Company of (i) the Warrant and (ii) a written notice of an election to effect a "Cashless Exercise" (as defined below) for the Warrant Shares
               -----------------
     specified in the Warrant Exercise Form. The Warrant Shares so purchased shall be deemed to be issued to the Registered Owner as of the close of business on the Business Day on which this Warrant shall have been surrendered, the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. Unless otherwise directed in writing by the Company, the payment, Warrant and Warrant Exercise Form must be delivered to the principal office of the Company either in person or as set for in Section 14.

          b. Commencing ninety (90) days from the Filing Date (as defined in the Registration Rights Agreement), if, and only if, at the time of exercise of this Warrant, the Warrant Shares are not saleable pursuant to an effective registration statement, then in addition to the exercise of all or a part of this Warrant by payment of the Exercise Price in cash as provided above, and in lieu of such payment, the Registered Owner shall have the right to effect a cashless exercise (a "Cashless Exercise"). In
                                                      -----------------
     the event of aCashless Exercise, the Registered Owner may exercise this Warrant in whole or in part by surrendering this Warrant, together with a duly executed Warrant Exercise Form, in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Per Share Market Value of the Common Stock less the Exercise Price then in effect and the denominator of which is the Per Share Market Value (in each case adjusted for fractional shares as herein provided).

          c. In lieu of physical delivery of the Warrant Shares, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request
       ---                                        ----
     of the Registered Owner and in compliance with the provisions hereof, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Registered Owner by crediting the account of the Registered Owner's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described herein shall apply to the electronic transmittals described herein. The

     Company and its transfer agent shall be entitled to rely in good faith on the instructions which reasonably appear on their face to be issued on behalf of the Holder, and will have no liability with respect to any misdelivery of Warrant Shares if such instructions are followed.

          d. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, shall be delivered to the Registered Owner within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be reasonably requested by the Registered Owner and shall be registered in the name of the Registered Owner or such other name as shall be designated by such Registered Owner. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Registered Owner a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     6.   Adjustment of Exercise Price.

          a.   Common Stock Dividends; Common Stock Splits; Reverse Common Stock
               -----------------------------------------------------------------
     Splits. If the Company, at any time while this Warrant is outstanding, (a)
     ------
     shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then the Exercise Price thereafter shall be determined by multiplying the Exercise Price by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective on the effective date of any dividend, distribution, subdivision, combination or re-classification.

          b.   Rights; Warrants. If the Company, at any time while this Warrant
               ----------------
     is outstanding, shall issue rights or warrants to all of the holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Exercise Price and similar rights are not concurrently distributed to the Registered Holder, the Exercise Price shall thereafter be determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

          c.   Subscription Rights. If the Company, at any time while this
               -------------------
     Warrant is outstanding, shall distribute to all of the holders of Common Stock evidence of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in paragraphs 6(a) and (b) above) and similar rights are not concurrently distributed to the Registered Owner, then in each such case the Exercise Price at which the Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction, the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided,
                                                                  --------
     however, that in the event of a distribution exceeding ten percent (10%) of
     -------
     the net assets of the Company, such fair market value shall be determined by one Appraiser selected in good faith by the Registered Owner of the Warrant; and provided, further, that the Company, after receipt of the
                  --------  -------
     determination by such Appraiser shall have the right to select in good faith an additional Appraiser meeting similar qualifications in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          d.   Rounding. All calculations under this Section 6 shall be made to
               --------
     the nearest cent or the nearest l/l00th of a share, as the case may be.

          e.   Notice of Adjustment. Whenever the Exercise Price is adjusted
               --------------------
     pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly deliver to the Registered Owner a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          f.   Events Triggering Redemption. The following are "Redemption
               ----------------------------                     ----------
     Events" under this Section 6.(f): (A) any reclassification of the Common
     ------
     Stock which would have a material adverse affect on the rights of holders of the securities into which the Warrant is exercisable, (B) any suspension from listing or delisting of the Common Stock such that the Common Stock is not listed on Nasdaq or any Subsequent Market for a period of ten consecutive Trading Days, or (C) a breach by the Company of its obligations under this Warrant, but only if such breach continues for a period of at least 10 Trading Days after the Company is notified by any Holder of such breach.

     On and after notice of the occurrence of a Redemption Event, the Holder shall have the option to require the Company to redeem (the "Redemption Right")
                                                             ----------------
in cash and subject to the terms of payment provisions set forth in Section 5, from funds legally available therefor at the time of such redemption, the Holder's shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Holder's Warrant at a price per share equal to the product of (i) the difference between (A) Average Price immediately preceding the effective date, the date of the closing, date of occurrence or the date of the announcement, as the case may be, of the Redemption Event triggering such Redemption Right and (B) the Exercise Price, and (ii) the number of shares of Common Stock that would have been issued upon the exercise of the Warrant immediately prior to such Redemption Event.

          g.   Notice of Certain Events.  If:
               ------------------------

               (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               (iii) the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (iv) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

     then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Registered Owner, at least 10 Business Days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          h.   Adjustment to Exercise Price. Subject to the Issuance Cap
               ----------------------------
     exception in Section 6(j) below, if the Company, at any time while this Warrant is outstanding, takes any of the actions described in this Section 6, then, in order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6.

               (i)  Adjustment of Exercise Price upon Issuance of Common Stock.
                    ----------------------------------------------------------
          Subject to the Issuance Cap exception in Section 6(j) below, if at any time while this Warrant is outstanding the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (1) the Underlying Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (2) the shares of Common Stock issuable upon the exercise of any options or warrants outstanding and listed in Schedule 2.1(c) of the Purchase Agreement, (3) the securities to be issued in the transactions set forth on such Schedule 2.1(c), (4) the shares of Common Stock issuable upon an Underwritten Offer (as defined in the Registration Rights Agreement) occurring before December 31, 2001, or
          (5) the shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another person) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the lesser of: (1) the Adjusted Price in such issuance or sale or (2) the Average Price on the date of such issuance or sale. For the purpose of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

               (A)  Issuance of Options.  Subject to the Issuance Cap exception
                    -------------------
          in Section 6(j) below, if at any time while this Warrant is outstanding the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than (1) the Underlying Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (2) the shares of Common Stock issuable upon the exercise of any options or warrants outstanding and listed in Schedule 2.1(c) of the Purchase Agreement, (3) the securities to be issued in the transactions set forth on such Schedule 2.1(c), (4) the shares of Common Stock issuable upon an Underwritten Offer (as defined in the Registration Rights Agreement) occurring before December 31, 2001, (5) the shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another person) (such rights or options being herein called "Options" and such
                                                               -------
          convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common
           ----------------------
          Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to such grant, then the Exercise Price shall be adjusted to equal to the lesser of: (1) the Adjusted Price upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities or (2) the Average Price on the date of such grant. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

               (B)  Issuance of Convertible Securities. Subject to the Issuance
                    ----------------------------------
          Cap exception in Section 6(j) below, if at any time while this Warrant is outstanding the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (other than the Underlying Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, shares of Common Stock issuable upon the exercise of any options or warrants outstanding and listed in Schedule 2.1(c) of the Purchase Agreement, shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another person) is less than the Exercise Price in effect immediately prior to issuance or sale, then the Exercise Price shall be adjusted to equal to the lesser of: (1) the Adjusted Price issuable upon the conversion or exchange of such Convertible Securities or (2) the Average Price on the date of such issuance or sale.

               (C)  Change in Option Price or Rate of Conversion. If there is a
                    --------------------------------------------
          change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or
          (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the lesser of
          (1) the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold or (2) the Average Price on the date of such change; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

               (D)  Effect on Exercise Price of Certain Events. For purposes of
                    ------------------------------------------
          determining the adjusted Exercise Price under this Section 6, the following shall be applicable:

                    (I)  Calculation of Consideration Received. If any Common
                         -------------------------------------
               Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Average Price of such security on Trading Day immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of a majority of the Underlying Shares of Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be
                ---------------
               determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an Appraiser selected in good faith by the Company and agreed upon in good faith by the holders of a majority of the Warrants then outstanding. The determination of such Appraiser shall be binding upon all parties absent manifest error.

                    (II)    Integrated Transactions. In case any Option is
                            -----------------------
               issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.001.

                    (III)   Treasury Shares. The number of shares of Common
                            ---------------
               Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                    (IV)    Record Date. If the Company takes a record of the
                            -----------
               holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (V)     Certain Events. Subject to the Issuance Cap
                            --------------
               exception in Section 6(j) below, if any event occurs of the type contemplated by the provisions of this Section 6(h)(i) (subject to the exceptions stated therein) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Owner, or assigns, of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(h).

                    (VI)  "Common Stock Deemed Outstanding" means, at any given
                           -------------------------------
               time, the number of shares of Common Stock issued and outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7.1(g)(ii)(A) and 7(g)(ii)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon exercise of the Warrants

     Notwithstanding the foregoing, in no event shall any provision in this
Section 6 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant.

          i.   Adjustment of Number of Shares. Upon each adjustment of the
               ------------------------------
     Exercise Price as a result of the calculations made in this Section 6, this Warrant shall thereafter evidence the right to receive, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Exercise Price in effect immediately prior to such adjustment of the Exercise Price by (ii) the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          j.   Issuance Cap. Notwithstanding anything in the foregoing, the
               ------------
     provisions of Section 6(h) shall not be deemed in effect until such time as the Company exceeds the Issuance Cap as defined in Section 7.1(l) of the Series B1 Certificate of Designation.

     7.   Optional Redemption.

          a.   Optional Redemption. This Warrant is redeemable in whole or in
               -------------------
     part at the option of the Company at any time, subject to the conditions herein, (the "Optional Redemption"):
                   -------------------

               (i) Commencing on the First Business Day immediately after the first anniversary of the Closing Date, provided that the closing price of the Company's Common Stock is greater than Seven Dollars and Fifty Cents ($7.50) for twenty (20) consecutive Trading Days and subject to the other conditions set forth herein.

               (ii) After the Original Issue Date, if the Warrants outstanding represent less than 5% of the Warrant Shares to be issued upon exercise of the Warrants issued on the Original Issue Date remain unexercised, excluding from such calculation any Warrants held by an Affiliate of the Company as of such date (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holding of Preferred Stock and Warrants).

          b.   Redemption Notice. Subject to the conditions set forth in Section
               -----------------
     7(a), so long as (i) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least twenty (20) days prior to the Redemption Notice Date (as defined below) and (ii) the Company has a sufficient number of authorized shares of Common Stock reserved for issuance upon full exercise of the outstanding Warrants, upon ten (10) Business Days' prior written notice to the Registered Owner (a "Redemption Notice"), the Warrant
                                                -------------------
     may be redeemed by the Company, in whole or in part, at a redemption price equal to $.001 per Warrant (the "Redemption Price').

          c.  Mechanics of Redemption. The Company shall exercise its right to
              -----------------------
     redeem by delivering its Redemption Notice by facsimile and overnight courier to each Registered Owner (such date that the Redemption Notice is given on the "Redemption Notice Date"). Such Redemption Notice shall
                   ----------------------
     indicate (A) the Redemption Price, (B) each Registered Owner's pro rata allocation of such maximum amount, and (C) a confirmation of the date that the Company shall effect the redemption (the "Redemption Date"). The
                                                   ---------------
     Redemption Date shall be not less than ten (10) Business Days and not more than sixty (60) calendar days after the Redemption Notice Date. Notwithstanding anything in this Section 7(c), the Company shall convert any Warrant pursuant to Section 5 if the Warrant Exercise Form for a Warrant submitted for exercise is (i) received by the Company, together with the Exercise Price in cash and the Warrant, before the Redemption Date, (ii) for an Exercise Price greater than or equal to the Redemption Price (appropriately adjusted in accordance with the terms hereof) and
     (iii) in excess of such Registered Owner's pro rata allocation of the maximum Redemption Price indicated in its Redemption Notice.

          d.  Payment of Redemption Price. The Company shall pay the applicable
              ---------------------------
     Redemption Price to the Registered Owner of the Warrants being redeemed in cash on the Redemption Date (or, if later, the Business Day following the Business Day upon which the Company receives the Warrant). If the Company shall fail to pay the applicable Redemption Price to such Registered Owner on the Redemption Date, in addition to any remedy such Registered Owner may have under this Warrant, the Purchase Agreement and the Exchange Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month until paid in full.

     8.   Nasdaq Limitation. If on any date (the "Determination Date") (a) the
                                                  ------------------
Common Stock is listed for trading on Nasdaq, (b) the Exercise Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon exercise in full of the then outstanding Warrants as if all such Warrants were exercised on such Determination Date (without regard to any limitations on exercises) and as payment of interest thereon, as would equal or exceed 20% of the number of shares of the Common Stock outstanding immediately prior to the "Closing Date" (the "Issuable Maximum"), and (c) the
                          ------------        ----------------
Company shall not have previously obtained the vote of the shareholders of the Company (the "Shareholder Approval"), if any, as may be required by the
              --------------------
applicable rules and regulations of Nasdaq (or any successor entity) to approve the issuance of shares of Common Stock in excess of the Issuable Maximum in a private placement whereby shares of Common Stock are deemed to have been issued at a price that is less than the greater of book value or fair market value of the Common Stock, then with respect to the aggregate number of Warrants then held by the Holders for which an exercise in accordance with the Exercise Price would result in an issuance of shares of Common Stock in excess of such Holder's pro rata allocation (as described below) of the Issuable Maximum (the "Excess
                                                                       ------
Amount"), the Company may elect to pay cash to the Holders in
------
an amount equal to the product of the Average Price on the Determination Date multiplied by the number of shares of Common Stock that would be issued upon the exercise of the Warrants resulting in the Excess Amount (the "Prepayment
                                                              ----------
Amount"). Any such election by the Company must be made in writing to the
------
Holders within five (5) Trading Days after the first such Determination Date and the payment of such Prepayment Amount applicable to such prepayment must be made in full to the Holders with ten (10) Business Days after the date such notice is delivered. If the Company does not deliver timely a notice of its election to prepay under this Section or shall, if it shall have delivered such a notice, fail to pay the Prepayment Amount hereunder within ten (10) Business Days thereafter, then each Holder shall have the option by written notice to the Company, to, if applicable, declare any such notice given by the Company, if given, to be null and void and require the Company to either: (i) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request unless the Company has previously used its best efforts to, but has failed to, obtain such approval (provided, that if the Company shall fail to obtain the Shareholder Approval during such 60-day period, the Holder may demand the cash payment set forth in Section 8(ii) herein) or (ii) pay cash to such Holder, within five (5) Business Days of such Holder's notice, in an amount equal to the Prepayment Amount for such Holder's portion of the Excess Amount. The payment of the Prepayment Amount to each Holder pursuant to this Section shall be determined on a pro rata basis upon the number of shares of Common Stock issuable upon the exercise of the Warrants held by such Holder on the Determination Date which is in excess of the pro rata allocation of the Issuable Maximum. If the Company fails to pay the Prepayment Amount in full pursuant to this Section within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 20% per annum to the converting Holder, accruing interest daily from the date of conversion until such amount, plus all such interest thereon, if any, is paid in full. Until the Company has received the Shareholder Approval no Holder shall be issued, upon exercise of a Warrant , shares of Common Stock in an amount greater than such Holder's allocated portion of the Issuable Maximum pursuant to Section 8.

     9. Restriction on Exercise by Either the Registered Owner or the Company. Notwithstanding anything herein to the contrary, in no event shall any Registered Owner have the right or be required to exercise this Warrant if as a result of such conversion the aggregate number of shares of Common Stock beneficially owned by such Registered Owner and its Affiliates would exceed 4.99% of the outstanding shares of the Common Stock following such exercise. The Company shall be entitled to rely on a Notice of Exercise in the form of Exhibit A hereto in issuing shares of Common Stock to a Registered Owner. For purposes of this Section 9, beneficial ownership shall be calculated in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended. The provisions of this Section 9 may be waived by a Registered Owner as to itself (and solely as to itself) upon not less than 65 days prior written notice to the Company.

     10. Officer's Certificate. Whenever the number of shares purchasable upon exercise shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any Registered Owner of the Warrants and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Registered Owners.

     11. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Exchange Agreement. As used in this Warrant, the following terms have the following meanings:

     "Adjusted Price"  means the  product of (x) the  Exercise  Price in effect
      --------------
immediately prior to such issuance or sale or grant multiplied by (y) the quotient determined by dividing (1) the sum of (I) the product of (A) the Exercise Price in effect immediately before the issuance or sale or grant multiplied by (B) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issuance or sale or grant, plus (II) the consideration, if any, received by the Company upon such issue or sale, by
(2) the product of (I) the Exercise Price in effect immediately before the issuance or sale or grant, multiplied by (II) number of shares of Common Stock Deemed Outstanding (as defined below) immediately after such issue or sale or grant.

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                   -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Appraiser" shall mean a nationally recognized or major regional investment
      ---------
banking firm or firm of independent certified public accountants of recognized standing.

     "Approved Stock Plan" shall mean any contract, plan or agreement which has
      -------------------
been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant.

     "Average Price" has the meaning set forth in the Series B1 Certificate of
      -------------
Designation.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

     "Closing" has the meaning set forth in Section 1.2(a) of the Exchange
      -------
Agreement.

     "Closing Date" has the meaning set forth in the Exchange Agreement.
      ------------

     "Common Stock" means the shares of the Company's Common Stock, par value
      ------------
$0.001 per share.

     "Common Stock Deemed Outstanding" has the meaning assigned to it in Section
      -------------------------------
(h)(i)(D)(VI).

     "Company" means Level 8 Systems, Inc., a Delaware corporation.
      -------

     "Convertible Securities" has the meaning assigned to it in Section
      ----------------------
6(h)(i)(A).

     "Determination Date" has the meaning assigned to it in Section 8.
      ------------------

     "Distribution Date" has the meaning assigned to it in Section 22.
      -----------------

     "Exchange Agreement" means that certain Exchange Agreement dated as of
      ------------------
October 16, 2001 among the Company and the Holders.

     "Exercise Period" has the meaning assigned to it the Section 4.
      ---------------

     "Exercise Price" has the meaning assigned to it in Section 3.
      --------------

     "Excess Amount" has the meaning assigned to it in Section 8.
      -------------

     "Holder" has the meaning assigned to it in the Exchange Agreement.
      ------

     "Issuable Maximum" has the meaning assigned to it in Section 8.
      ----------------

     "Issuance Cap" has the meaning set forth in Section 7.1(l) of the Series B1
      ------------
Certificate of Designation.

     "Options" has the meaning assigned to it in Section 6(h)(i)(A).
      -------

     "Per Share Market Value" means on any particular date (i) the closing bid
      ----------------------
price per share of the Common Stock on such date on the Nasdaq National Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or
(ii) if the Common Stock is not listed then on the Nasdaq National Market or the Nasdaq SmallCap Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; provided, however, that
                                                      --------  -------
the Company, after receipt of the determination by such Appraiser, shall have the right to select, in good faith, an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share
                    --------  -------
Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     "Preferred Stock" has the meaning assigned to it in the Exchange Agreement.
      ---------------

     "Prepayment Amount" has the meaning assigned to it in Section 8.
      -----------------

     "Purchase Agreement" means that certain Securities Purchase Agreement,
      ------------------
dated as of July 20, 2000 among the Company and the Holders.

     "Redemption Date" has the meaning assigned to it in Section 7(c).
      ---------------

     "Redemption Event" has the meaning assigned to it in Section 6(f).
      ----------------

     "Redemption Notice" has the meaning assigned to it in Section 7(b).
      -----------------

     "Registered Owner" means the person identified on the face of this Warrant
      ----------------
as the registered owner hereof or such other person as shown on the records of the Company as being the registered owner of this Warrant.

     "Redemption Price" has the meaning assigned to it in Section 7(b) hereof.
      ----------------

     "Registrable Securities" has the meaning assigned to it in the Registration
      ----------------------
Rights Agreement.

     "Registration Rights Agreement" means that certain Registration Rights
      -----------------------------
Agreement, dated July 20, 2000, as amended by that Registration Rights Amendment, dated as of October 16, 2001 among the Company and the Holders.

     "Rights" has the meaning assigned to it in Section 22.
      ------

     "Series B1 Certificate of Designation" has the meaning assigned to it in
      ------------------------------------
the Exchange Agreement.

     "Series B1 Preferred Stock" means the Series B1 Convertible Redeemable
      -------------------------
Preferred Stock of the Company.

     "Shareholder Approval" has the meaning assigned to it in Section 8.
      --------------------

     "Trading Day(s)" means any day on which the primary market on which shares
      --------------
of Common Stock are listed is open for trading.

     "Underlying Shares" has the meaning assigned to it in Section 2.1(d) of the
      -----------------
Exchange Agreement.

     "Warrant(s)" means the warrants issuable at the Closing.
      ----------

     12. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are exercisable at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement.

     13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 8:00 p.m. EST where such notice is to be received), or the first Business Day following such delivery (if received after 8:00 p.m. EST where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Level 8 Systems, Inc., 9000 Regency Parkway, Cary, North Carolina 27571, Telephone: (919) 380-5005,
Facsimile: (919) 461-2690, Attention: John P. Broderick, with copies to Powell, Goldstein, Frazer & Murphy LLP, 16th Floor, 191 Peachtree Street, Atlanta, GA 30303, Attention: Scott D. Smith, Esq., Facsimile: (404)572-6999 and (ii) if to the Registered Owner to the address set forth on Schedule II to the Exchange Agreement with copies to the addressees set forth on Schedule II to the Registration Rights Agreement or such other address as may be designated in writing hereafter, in the same manner, by such person.

     14. Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     15. Fractional Shares. Upon any exercise hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Registered Owner shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     16. Payment of Tax Upon Issue of Transfer. The issuance of certificates for shares of the Common Stock upon exercise of the Warrants shall be made without charge to the Registered Owners thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Owner of such Warrant so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     17. Warrants Owned by Company Deemed Not Outstanding. In determining whether the holders of the outstanding Warrants have concurred in any direction, consent or waiver under this Warrant, Warrants which are owned by the Company or any other obligor on the Warrants or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Warrants shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any Warrants owned by the Holders shall be deemed outstanding for purposes of making such a determination. Warrants so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such Warrants and that the pledgee is not the Company or any other obligor upon the Warrants or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Warrants.

     18. Effect of Headings; References. The section headings herein are for convenience only and shall not affect the construction hereof. References herein to Sections are to Sections of this Warrant, unless otherwise expressly provided.

     19. No Rights as Stockholder. This Warrant shall not entitle the Registered Owner to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent exercised for shares of Common Stock in accordance with the terms hereof.

     20. Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     21. Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of
                                    ------
making any adjustment pursuant to Section 6, make proper provision so that each Registered Owner who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of
             -----------------
a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant to exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

     22. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Registered Owners and its assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company.

The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Owner. The Registered Owner may assign this Warrant, in compliance with applicable law, without the prior written consent of the Company.

     23. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                        LEVEL 8 SYSTEMS, INC.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT A

                             Warrant Exercise Form
                             ---------------------

TO:  LEVEL 8 SYSTEMS, INC.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Level 8 Systems, Inc., pursuant to Warrant No. ___ heretofore issued to ___________________ on ____________, 2001;
(2) encloses a payment of $__________ for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.

     The undersigned hereby certifies that the Common Stock issuable pursuant to this Conversion Notice has been sold pursuant to a registration statement under the Securities Act of 1933 which identifies the Holder as a selling security holder. This must be checked for shares free of restrictive legends to be issued.

          Date:                      _______________________________

          Investor Name:             _______________________________

          Taxpayer Identification    _______________________________

          Number:                    _______________________________

          By:                        _______________________________

          Printed Name:              _______________________________

          Title:                     _______________________________

          Address:                   _______________________________

                                     _______________________________

                                     _______________________________

          Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

TO:  The TRANSFER AGENT

     The issuance of the shares of Common Stock set forth above is hereby authorized and directed by the Company.



                                        LEVEL 8 SYSTEMS INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________